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                                                                      EXHIBIT 32

                           CERTIFICATIONS PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of Novel Denim Holdings Limited (the "Company") on Form 20-F for the fiscal year ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, K.C. Chao, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                Date:    September 30, 2004


                                /s/ K.C. Chao
                                -------------------

                                Name:    K.C. Chao
                                Title:   Chief Executive Officer and President



     In connection with the annual report of Novel Denim Holdings Limited (the "Company") on Form 20-F for the fiscal year ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alain Rey, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                Date:    September 30, 2004


                                /s/ Alain Rey
                                -------------------

                                Name:    Alain Rey
                                Title:   Chief Financial Officer




     Signed originals of these written statements required by Section 906, or other documents authenticating, acknowledging, or otherwise adopting the signatures that appears in typed form within the electronic version of these written statements required by Section 906, has been provided to Novel Denim Holdings Limited and will be retained by Novel Denim Holdings Limited and furnished to the Securities and Exchange Commission or its staff upon request.